UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Tandem Diabetes Care, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”). There were 64,606,732 shares of the Company’s common stock (“Common Stock”) outstanding on March 28, 2023, the record date for the Annual Meeting. At the Annual Meeting, 58,914,493 shares of Common Stock were present virtually or represented by proxy.

The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the "SEC") on April 12, 2023 (the “Proxy Statement”).

Proposal 1: To elect four Class I and three Class III directors for a one-year term expiring at the 2024 annual meeting of stockholders. The stockholders elected four Class I and three Class III directors by the following votes:

Name of Director	For	Against	Abstain	Broker Non-Votes
Kim D. Blickenstaff	47,663,540	8,307,290	23,189	2,920,474
Myoungil Cha	46,739,317	9,178,406	76,296	2,920,474
Peyton R. Howell	46,122,306	9,788,662	83,051	2,920,474
Joao Paulo Falcao Malagueira	54,961,819	955,155	77,045	2,920,474
Kathleen McGroddy-Goetz	46,417,748	9,501,237	75,034	2,920,474
John F. Sheridan	47,034,251	8,936,456	23,312	2,920,474
Christopher J. Twomey	46,184,111	9,732,168	77,740	2,920,474

Proposal 2: To approve the Company's 2023 Long-Term Incentive Plan, which will replace the 2013 Stock Incentive Plan expiring on November 15, 2023. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
51,791,463	4,104,680	97,876	2,920,474

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
45,684,932	10,258,454	50,633	2,920,474

Proposal 4: To ratify of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountant for the year ending December 31, 2023. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
58,058,014	790,996	65,483

Item 5.08 Shareholder Director Nominations.

A proposal submitted by a stockholder for inclusion in the proxy materials for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), must be received by the Company’s Corporate Secretary at 12400 High Bluff Drive, San Diego, CA 92130 on or before December 14, 2023 and comply with the requirements of Rule 14a-8 of the Exchange Act of 1934, as amended.

In addition, a stockholder who wishes to submit a proposal for consideration at the 2024 Annual Meeting without including that proposal in the proxy materials for that meeting must notify the Company of that proposal no earlier than the close of business on January 25, 2024, and no later than the close of business on February 24, 2024. The Company’s Amended and Restated Bylaws specify requirements regarding the delivery of any such notice and the inclusion of any such proposal to be considered at the 2024 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ Shannon M. Hansen
Shannon M. Hansen
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Date: May 25, 2023